Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OBN Holdings, Inc. (the "Company") on Form 10-QSB/A for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  January 10, 2005        By: /s/ Roger Neal Smith
                                    --------------------
                                        Roger Neal Smith
                                        Chief Executive Officer



Dated:  January 10, 2005        By: /s/ Larry Taylor
                                    --------------------
                                        Larry Taylor
                                        Chief Financial Officer